SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2009

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CHINA RENEWABLE ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in Charter)

Florida	000-52918	65-0968842
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Suite 802, Beautiful Group Tower,

74-77 Connaught Road Central

Hong Kong

 (Address of Principal Executive Offices)

(852)-2384-6070

(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements included in this Current Report filed on Form 8-K (“Form 8-K”) that do not relate to present or historical conditions are “forward-looking statements.” Forward-looking statements may include, without limitation, statements relating to our plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “forecasts,” “intends,” “possible,” “estimates,” “anticipates,” and “plans” and similar expressions are intended to identify forward-looking statements. Our ability to predict projected results or the effect of events on our operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Important factors that could cause actual performance or results to differ materially from those expressed in or implied by, forward-looking statements include, but are not limited to: (i) our ability to consummate the asset purchase transaction described in this Form 8-K, and (ii) other factors described under “Risk Factors” contained in our 2008 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Item  1.01  Entry into a Material Definitive Agreement.

On December 16, 2009, China Renewable Energy Holdings, Inc., a Florida corporation (the “Company”), entered into an stock purchase agreement (the “Agreement”) with Triple Ace Co., Ltd, a British Virgin Islands corporation  (the “Buyer”) whereby the Buyer agreed to purchase and the Company agreed to sell substantially all of its assets (the “Assets”) comprising all of the shares of common stock it owns in China Clean & Renewable Energy Limited, a corporation formed under the laws of Hong Kong and wholly-owned subsidiary of the Company (“CCRE”) (the “Asset Purchase”). Consummation of the Asset Purchase is subject to the approval of the Company’s shareholders. Each of Allen Tat Yan Huie Charitable Remainder Trust and Allen Huie Family Trust, of which Allen Huie our chief executive officer, and his spouse, Julie Yim G. Moy, are Trustees and have voting control of the trusts,  Messrs. Tang, Wong and Poon, the Company’s officers and directors, whose aggregate ownership in the Company exceeds 90% of the issued and outstanding common stock of the Company, have indicated their intention to vote in favor of the transaction.

The Agreement provides during the period between December 16, 2009 and the closing date of the Asset Purchase, we will be restricted from undertaking certain activities without the prior written consent of the Buyer. Consummation of the Asset Purchase is subject to customary closing conditions, representations and warranties from each of the Company and the Buyer. As a condition to closing, no more than 10% of the shares entitled to vote at a shareholders meeting of CREH shall have exercised dissenter’s rights. In addition, and as a condition to closing, the Company will file with the Securities and Exchange Commission (the “SEC”) an information statement on Schedule 14C with respect to the Asset Purchase in accordance with Regulation 14C under the Securities Exchange Act of 1934, as amended (the “Information Statement”). The Information Statement will be made available to the Company’s shareholders in accordance with the requirements of Regulation 14C. The closing of the Asset Purchase is expected to occur on the date on which the conditions to close set forth in the Agreement have been satisfied.

The representations contained in the Agreement were made as of December 16, 2009 in connection with negotiating the Agreement between the Company and the Buyer, are subject to qualifications and limitations agreed to by the parties and may have been used for purposes of allocating risk between the parties rather than for the purpose of establishing matters of fact, and these representations should be read only in conjunction with information that may be provided elsewhere in this Form 8-K or in the Company’s other filings.

The foregoing descriptions of the Agreement and the Settlement Agreement are only summaries, do not purport to be complete and are qualified in their entirety by reference to the copies of the agreements filed herewith as Exhibit 10.1 which are incorporated herein by reference.

Important Additional Information Regarding the Asset Purchase will be Filed with the SEC

In connection with the proposed Asset Purchase, the Company will file the Information Statement with the SEC. SECURITYHOLDERS ARE STRONGLY ADVISED TO READ THE INFORMATION STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Securityholders may obtain a free copy of the Information Statement (when available) and other documents filed by the Company at the SEC’s website at http://www.sec.gov. The Information Statement and such other documents may also be obtained for free when available by directing such request to Allen Huie, our Chief Executive Officer, at Suite 802, Beautiful Group Tower, 74-77 Connaught Road Central, Hong Kong, telephone number  (852)-2384-6070.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit

Exhibit

Number

Description

10.1

Stock Purchase Agreement dated December 16, 2009 by and between China Renewable Energy Holding, Inc. and Triple Ace Co., Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA RENEWABLE ENERGY HOLDINGS, INC.

By:	/s/ Allen Huie
Allen Huie
President and Chief Executive Officer

Dated: December 16, 2009

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